SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                FORM 8-K/A No. 1


                                 CURRENT REPORT



                     Pursuant to section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) September 10, 1996



                           Seagull Energy Corporation
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               (Exact name of registrant as specified in charter)


                                      Texas
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                 (State or other jurisdiction of incorporation)


                1-8094                                 74-1764876
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       (Commission File Number)             (IRS Employer Identification No.)


1001 Fannin, Suite 1700, Houston, Texas                              77002 -6714
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(Address of principal executive offices)                              (Zip Code)


                                 (713) 951-4700
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               (Registrant's telephone number including area code)


                                 Not Applicable
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          (Former name or former address, if changed since last report)

                                 AMENDMENT NO. 1

          The  undersigned   registrant   hereby  amends  the  following  items,
financial statements, exhibits or other portions of its Current Report on Form 8-K dated September 10, 1996 as set forth below:

Item 7.  Financial Statements and Exhibits

 (b)     Pro forma financial information.

         The pro forma financial statements giving effect to (i) the merger of Seagull and Global Natural Resources Inc. (the "Merger") using the pooling of interests method of accounting for business combinations and
         (ii) the Esso Suez Acquisition financed under Seagull's revolving credit facilities and using the purchase method of accounting are filed herewith as Exhibit 99.1.


 (c)     Exhibits.

         99.1 The pro forma financial statements giving effect to (i) the Merger using the pooling of interests method of accounting for business combinations and (ii) the Esso Suez Acquisition financed under Seagull's revolving credit facilities and using the purchase method of accounting are filed herewith as
                  Exhibit 99.1 (incorporated by reference to Exhibit 99.1 to Seagull's Current Report on Form 8-K filed with the Securities and Exchange Commission on October 18, 1996).


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    October 18, 1996

                               SEAGULL ENERGY CORPORATION




                               By:      /s/ William L. Transier
                               William L. Transier
                               Senior Vice President and
                               Chief Financial Officer
                               (Principal Financial Officer)

                                 EXHIBIT INDEX




                                                                         PAGE
99.1 The pro forma financial statements giving effect to (i) the Merger using the pooling of interests method of accounting for business combinations and (ii) the Esso Suez Acquisition financed under Seagull's revolving credit facilities and using the purchase method of accounting are filed herewith as
         Exhibit 99.1 (incorporated by reference to Exhibit 99.1 to Seagull's Current Report on Form 8-K filed with the Securities and Exchange Commission on October 17, 1996).